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Exhibit 32.1

                 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
                                   AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ohio Legacy Corp (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Principal Accounting Officer hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ L. Dwight Douce
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L. Dwight Douce, President,
Chief Executive Officer and Director

By: /s/ Eric S. Nadeau
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Eric S. Nadeau
Chief Financial Officer and Treasurer

November 11, 2003